AMENDATORY AGREEMENT

     AMENDATORY AGREEMENT dated August 26, 1998, among NATIONAL PENN BANCSHARES, INC., a Pennsylvania business corporation ("NPB"), NATIONAL PENN BANK, formerly named National Bank of Boyertown, a national banking association ("Bank"), and LAWRENCE T. JILK, JR. ("Executive").

                                   BACKGROUND

     1. NPB, Bank and Executive entered into a certain Executive Supplemental Benefit Agreement dated as of December 27, 1989, as amended by an Amendatory Agreement dated February 23, 1994 (as amended, the "Agreement").

     2. NPB, Bank and Executive desire to amend the Agreement as hereinafter set forth.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and each intending to be legally bound, NPB, Bank and Executive agree as follows:

     1. Amendment. The final paragraph of Section 3 of the Agreement captioned "Resignation of Executive" is hereby amended to delete the words "each and every of the foregoing events" and to insert in lieu thereof the words "any of the foregoing events".

     2. Ratification. As amended hereby, the Agreement is hereby ratified, confirmed and approved.

     3. Governing Law. This Amendatory Agreement shall be governed by and construed in accordance with the domestic internal law of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendatory Agreement on the date first above written.


                                             NATIONAL PENN BANCSHARES, INC.



                                             By: /s/ Wayne R. Weidner
                                                 -------------------------------
                                                 Name: Wayne R. Weidner
                                                 Title: President


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                                             NATIONAL PENN BANK



                                             By: /s/ Wayne R. Weidner
                                                 -------------------------------
                                                 Name: Wayne R. Weidner
                                                 Title: President & CEO


                                                 /s/ Lawrence T. Jilk, Jr.
                                                 -------------------------------
                                                 Lawrence T. Jilk, Jr.
Witness: /s/ Pamela K. Koeshartanto

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